UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2025 (November 10, 2025)

GALECTO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39655	37-1957007
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 State Street, Suite 100

Boston, MA 02109

(Address of principal executive offices, including zip code)

(+45) 70 70 52 10

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	GLTO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed as a supplement to the Current Report on Form 8-K filed by Galecto, Inc., a Delaware corporation (the “Company”), on November 10, 2025 (the “Original Report”). The Original Report was filed, among other things, to report the filing of the Company’s Certificate of Designation of Preferences, Rights and Limitations of Series C Preferred Stock (the “Certificate of Designation of Series C Preferred Stock”) with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”). This Amendment amends the Original Report solely to update the disclosure regarding the Certificate of Designation of Series C Preferred Stock, and to disclose that the Company has filed a certificate of correction to the Certificate of Designation of Series C Preferred Stock to correct an error contained in the Certificate of Designation of Series C Preferred Stock.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 5, 2025, the Company filed with the Delaware Secretary of State a Certificate of Correction (the “Certificate of Correction”) to the Certificate of Designation of Series C Preferred Stock to correct an inadvertent error in the number of shares of Series C Non-Voting Convertible Preferred Stock, par value $0.00001 per share (the “Series C Preferred Stock”), that the Company is authorized to issue by modifying Section 2 of the Certificate of Designation of Series C Preferred Stock to correctly state that the number of authorized shares of Series C Preferred Stock is 43,882 shares instead of 43,855 shares.

The foregoing description of the Certificate of Correction does not purport to be complete and is qualified in its entirety by reference to the Certificate of Correction, a copy of which is filed as Exhibit 3.3 to this Current Report on Form 8-K/A and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.3	Certificate of Correction of the Certificate of Designation of Series C Preferred Stock, filed December 5, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Galecto, Inc.

Date: December 9, 2025	By:	/s/ Hans T. Schambye
Hans T. Schambye, M.D., Ph.D.
President and Chief Executive Officer